UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2025

Phoenix Energy One, LLC.

(Exact name of registrant as specified in its charter)

Delaware	333-282862	83-4526672
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

18575 Jamboree Road, Suite 830
Irvine, CA	92612
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 416-5037

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed, on August 12, 2024, Phoenix Energy One, LLC (the “Company”) entered into that certain Amended and Restated Senior Secured Credit Agreement with Phoenix Operating LLC, as borrower (“Phoenix Operating”), each of the lenders from time to time party thereto, and Fortress Credit Corp. (“Fortress”), as administrative agent for the lenders (as amended or supplemented from time to time, the “Credit Agreement”). Terms used herein but not defined herein shall have the meaning given to such terms in the Credit Agreement.

On June 26, 2025, the Company, Phoenix Operating, the Guarantors and Specified Additional Guarantors party thereto, the Lenders party thereto and Fortress entered into that certain Amendment No. 5 to Amended and Restated Senior Secured Credit Agreement (“Amendment No. 5”). Amendment No. 5, among other things, (i) permits the issuance of Series A Cumulative Redeemable Preferred Shares, representing limited liability company interests, of the Company, and (ii) establishes terms governing the Company’s payment of distributions on, and the Company’s redemptions of, the Series A Cumulative Redeemable Preferred Shares.

The foregoing description of Amendment No. 5 is a summary and is qualified in its entirety by reference to Amendment No. 5, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 8.01 Other Events

On June 26, 2025, the Company filed an offering statement on Form 1-A with the Securities and Exchange Commission for a potential initial public offering of Series A Cumulative Redeemable Preferred Shares, representing limited liability company interests, of the Company (the “Potential Offering”). In connection with the Potential Offering, the Company expects to amend and restate its Second Amended and Restated Limited Liability Company Agreement, dated as of January 23, 2025, and enter into a Third Amended and Restated Limited Liability Company Agreement and a Share Designation with respect to the Series A Cumulative Redeemable Preferred Shares (together, the “LLC Agreement”) to, among other things, (i) establish an authorized share capital consisting of common shares and preferred shares, each representing limited liability company interests in the Company, (ii) create a new class of Series A Cumulative Redeemable Preferred Shares with the designations, preferences and other rights as set forth in the LLC Agreement, and (iii) establish a board of directors to manage the business and affairs of the Company. The terms of the LLC Agreement are subject to change and will not be effective unless and until the Company consummates the Potential Offering. The Potential Offering is subject to various conditions and there is no guarantee that we will commence or consummate the Potential Offering.

The foregoing description of the LLC Agreement is a summary and is qualified in its entirety by reference to the Form of Third Amended and Restated Limited Liability Company Agreement and Form of Share Designation with respect to the Series A Cumulative Redeemable Preferred Shares, copies of which are filed as Exhibit 10.2 and Exhibit 10.3, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

No Offer or Solicitation

This Current Report on Form 8-K is neither an offer to purchase nor a solicitation of an offer to sell any securities.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains certain “forward-looking” statements that are subject to various risks and uncertainties. Forward-looking statements are generally identifiable by use of forward-looking terminology such as “may,” “will,” “should,” “potential,” “intend,” “expect,” “outlook,” “seek,” “anticipate,” “estimate,” “approximately,” “believe,” “could,” “project,” “predict,” “guidance,” or other similar words or expressions. These forward-looking statements include, among others, the amendment and restatement of the Second Amended and Restated Limited Liability Company Agreement, dated as of January 23, 2025, the execution of the Third Amended and Restated Limited Liability Company Agreement and Share Designation with respect to the Series A Cumulative Redeemable Preferred Shares, and the consummation and terms of the Potential Offering. These forward-looking statements are based on the Company’s current assumptions, expectations, and beliefs and are subject to numerous risks, including, among other things, uncertainties related to market conditions and the completion of the Potential

Offering on the anticipated terms or at all, uncertainties related to potential changes to the LLC Agreement prior to the consummation of the Potential Offering, and those risks set forth under the caption “Risk Factors” in the Company’s most recent filings with the SEC. The Company cautions investors not to place undue reliance on the forward-looking statements contained in this Current Report on Form 8-K. Further information on these and other factors that could affect the Company and the forward-looking statements in this Current Report on Form 8-K is included in the Company’s filings with SEC. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Description

10.1	Amendment No. 5 to Amended and Restated Senior Credit Agreement, by and among Phoenix Energy One, LLC, Phoenix Operating LLC, each of the lenders from time to time party thereto, and Fortress Credit Corp., dated as of June 26, 2025

10.2	Form of Third Amended and Restated Limited Liability Company Agreement of Phoenix Energy One, LLC

10.3	Form of Phoenix Energy One, LLC Share Designation with respect to the Series A Cumulative Redeemable Preferred Shares

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 27, 2025

PHOENIX ENERGY ONE, LLC

By:	/s/ Curtis Allen
Curtis Allen
Chief Financial Officer